Exhibit 99.1

Presto Names Xavier Casanova as New CEO

SAN CARLOS, Calif., Aug. 01, 2023 (GLOBE NEWSWIRE) -- Presto Automation Inc. (NASDAQ: PRST), the largest drive-thru automation technology provider in the hospitality industry, announced today that Xavier Casanova has been appointed as Chief Executive Officer, effective immediately. After leading the company as Interim CEO, Krishna Gupta will return to his role as Chairman of the Board of Directors.

Prior to joining Presto as Chief Product Officer in 2022 and subsequently having been promoted to Chief Operating Officer, Xavier was a Silicon Valley serial entrepreneur who founded several successful startups including Fireclick (acquired by Digital River), Wambo, and Liveclicker (acquired by Marigold). He holds a master’s degree in Electrical Engineering from Stanford University and a bachelor's degree in math and computer science from École Polytechnique.

“Xavier is the ideal choice to lead Presto forward as we deploy the most immediately actionable AI-enabled Voice and Touch solutions, especially as we continue automating drive-thrus across the country,” said Mr. Gupta. “He has a proven track record as a founder and CEO, and has been the central piece to rapidly advancing our core Enterprise AI platform. He lives the Presto values and I’m really looking forward to working closely with him to help drive growth and build on Presto’s recent momentum.”

“I am excited to lead such an innovative company at the forefront of driving cutting-edge technology, including implementing our leading Voice AI for the restaurant and hospitality industries,” said Mr. Casanova. “I’ve always been focused on the intersection of product and customers, and look forward to delivering best-in-class AI and automation solutions for our customers, existing and new.”

About Presto

Presto (NASDAQ: PRST) provides enterprise-grade AI solutions to some of the nation’s largest hospitality brands. Presto Voice™, its industry-leading automation and voice AI technology, improves order accuracy, reduces labor costs, and increases revenue for superior drive-thru and dine-in experiences. With over $18 billion in payments processed, Presto is one of the largest labor automation technology providers in the industry. Spun out of MIT more than a decade ago, Presto is headquartered in Silicon Valley and counts among its customers several of the top 20 restaurant chains in the United States.

Contacts

Investors:
Adam Rogers, VP Investor Relations
investor@presto.com

Media:
Justin Foster & Brian Ruby
media@presto.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Presto disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Presto cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Presto. In addition, Presto cautions you that the forward-looking statements contained in this press release are subject to the following risks and uncertainties: our ability to manage our growth effectively, to sustain our recent revenue growth or attract new customers; the limited operating history with our new Vision and Voice products in a new and developing market; our ability to achieve revenue growth while our expenses increase; continued adverse impacts from COVID-19 (including as a result of global supply chain shortages); the loss of any of our three largest customers or a reduction in their business with us; our ability to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform to respond to customers’ evolving needs; our ability to protect the security of our customers’ information; changing privacy laws, regulations and standards, and our ability to comply with contractual obligations and laws related to data privacy and security; unfavorable conditions in the restaurant industry or the global economy, including with respect to food, labor, and occupancy costs; the availability of capital or financing on acceptable terms, if at all; financial covenants and other restrictions on our actions contained in our financing agreements that may limit our operational flexibility; the length and unpredictability of our sales cycles and the amount of investments required in sales efforts; material weaknesses in our internal control over financial reporting and, our ability to remediate these deficiencies; our ability to continue as a going concern; our ability to receive additional financing in a timely manner; shortages, price increases, changes, delays or discontinuations of hardware; our ability to maintain relationships with our payment processors; our relies on computer hardware, licensed software and services rendered by third parties; U.S. laws and regulations (including with respect to payment transaction processing), many of which are unsettled and still developing, and our or our customers’ ability to comply with such laws and regulations; significant changes in U.S. and international trade policies that restrict imports or increase tariffs; any requirements to collect additional sales taxes or be subject to other tax liabilities that may increase the costs to our customers; our ability to adequately protect our intellectual property rights; claims by third parties of intellectual property infringement; our use of open-source software in our platform; and other economic, business, competitive and/or regulatory factors affecting Presto’s business generally as set forth in our filings with the Securities and Exchange Commission.